Earnings Summary May 2, 2017 First Quarter 2017 Exhibit 99.3

Genworth 1Q17 Earnings Presentation - May 2, 2017 This presentation contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning & include, but are not limited to, statements regarding the outlook for future business and financial performance of Genworth Financial, Inc. (Genworth) and its consolidated subsidiaries. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially due to global political, economic, business, competitive, market, regulatory and other factors and risks, including those discussed at the end of this presentation, as well as in the risk factors section of Genworth’s Annual Report on Form 10-K, filed with the United States Securities and Exchange Commission (SEC) on February 27, 2017. Genworth undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. Non-GAAP1 And Other Items All financial data is as of March 31, 2017 unless otherwise noted. For additional information, please see Genworth’s first quarter of 2017 earnings release and financial supplement posted at genworth.com. For important information regarding the use of non-GAAP and selected operating performance measures, see the Appendix. Unless otherwise noted, all references in this presentation to net income (loss) and adjusted operating income (loss) should be read as net income (loss) available to Genworth’s common stockholders and adjusted operating income (loss) available to Genworth’s common stockholders, respectively. Cautionary Note Regarding Forward-Looking Statements 1U.S. Generally Accepted Accounting Principles

Key Financial Themes For The 1st Quarter Financial Performance U.S. Mortgage Insurance (MI) Strong Performance Continued As First Quarter 2017 Adjusted Operating Income Increased 20% Compared To First Quarter 2016 U.S. MI PMIERS1 Capital Level At 118%, In Excess Of ~$400MM Above Requirements Strong Loss Ratio & Capital Levels For Canada MI U.S. Life Insurance Earnings Benefiting From Seasonally Favorable Existing Claim Termination Experience In Long Term Care Insurance (LTC) Holding Company Cash & Liquid Assets Of ~$1.0 Billion Genworth 1Q17 Earnings Presentation - May 2, 2017 1Private Mortgage Insurer Eligibility Requirements

1Q17 Results Summary – Genworth Consolidated

Adjusted Operating Income (Loss)[1] ($MM)



1Q16
4Q16
1Q17
103
(137)
143
91
4
19
33
61
(105)
6
14
39
61
(154)
(103)
53
14
13
36
73
(46)
Net Income
53
Net Loss
(122)
Net Income
155
U.S. MI
Canada MI
Australia MI
Runoff
U.S. Life
Corp/Other

U.S. MI: 73
- Strong Seasonal Improvement In Net Cures & Aging
- Strong Loss Ratio Performance

Canada MI: 36
- Higher Earned Premiums From Increased NIW In Recent Years
- Strong Loss Ratio Performance

Australia MI: 13
- Seasonally Lower Net Cures & Aging Benefits
- Lower Expenses

U.S. Life Insurance: 53
- LTC Seasonally Favorable Existing Claim Experience
- Prior Quarter Reflects Impact From Universal Life[2] Assumption Update Of $196MM
- Unfavorable LTC State Guaranty Fund Assessments Of $14MM After-Tax

Runoff: 14
- Favorable Market Performance

Corporate & Other: (46)
- Favorable Interest Expense
- Prior Quarter Reflects Non-Cash Charge Related To Deferred Tax Assets & An Increase In Professional Fees & Legal Expenses

[1]Non-GAAP Measure, See Appendix For Additional Information

[2]Includes Both Universal Life & Term Universal Life Insurance

Genworth 1Q17 Earnings Presentation - May 2, 2017 3

Genworth

U.S. Mortgage Insurance ($MM) ($MM) Benefits/Changes In Policy Reserves Premiums Flow NIW7,40011,1007,600 Loss Ratio24%28%17% Primary Delqs (#)27,60225,70923,019 Primary New Delqs (#)8,7619,5048,456 Primary Paid Claims (#)2,2201,3971,563 Primary Cures (#)10,6028,2019,583 % Of RIF1 2009+270%77%79% Premiums Up Versus Prior Year On Solid Growth In Insurance In Force & Down Sequentially On Lower Single Premium Cancellations Single Premium Mix Down Sequentially & Versus Prior Year On Selective Participation Loss Ratio Down Sequentially From Strong Seasonal Net Cures and Aging & Down from Prior Year Reflecting the Continued Decline and Improved Performance in Delinquencies from 2005 -2008 Book Years RIF From 2009+ Continues To Grow As A Percent Of Total 1Risk In Force; 2In 2Q16, All Flow RIF Metrics Were Based Upon More Current Loan Balances As Provided By Servicers, Lenders & Investors & Are Consistent With The Presentation Under PMIERs. 1Q16 Has Been Re-Presented To Reflect These Modified Metrics  Genworth 1Q17 Earnings Presentation - May 2, 2017

Flow NIW2,5003,9002,300 Bulk NIW3,2003,7008,000 Canada Mortgage Insurance ($MM) ($MM) Loss Ratio24%18%16% Total Delqs (#)2,0342,0702,082 New Delqs (#)1,2961,2281,248 Paid Claims (#)363393479 Cures (#)728792757 Benefits/Changes In Policy Reserves Premiums Favorable $6MM Premium Impact From Foreign Exchange (FX) Versus Prior Year & Favorable $1MM Versus The Prior Quarter Flow NIW Decreased Versus The Prior Quarter From Seasonally Smaller Originations Market & Versus The Prior Year From A Smaller Market Size; Several Large Bulk Transactions Completed In The First Quarter Of 2017 Loss Ratio Down Sequentially From A Lower Average Reserve Per Delinquency & Down Versus Prior Year From A Decrease In New Delinquencies, Net Of Cures 2017 Loss Ratio Outlook Changed To A Range Of 20-30% From 25-35% Genworth 1Q17 Earnings Presentation - May 2, 2017

Australia Mortgage Insurance ($MM) ($MM) Benefits/Changes In Policy Reserves Premiums Flow NIW4,4005,0004,100 Bulk NIW--1,000 Loss Ratio26%30%35% Total Delqs (#)5,8896,7316,926 New Delqs (#)2,6972,7862,852 Paid Claims (#)280312356 Cures (#)2,0802,5872,301 Favorable $4MM Premium Impact From Foreign Exchange (FX) Versus Prior Year & Unfavorable $1MM Versus The Prior Quarter Flow NIW Down Sequentially From A Seasonally Smaller Originations Market & Down Versus Prior Year From Lower Levels Of High Loan To Value Lending Loss Ratio Up Versus The Prior Year Driven By Increased New Delinquencies & Up Sequentially Driven Primarily By Seasonally Lower Cures; Mining Regions Remain Pressured 2017 Full Year Loss Ratio Outlook Of 40-50% Genworth 1Q17 Earnings Presentation - May 2, 2017

MI Businesses – Capital Adequacy[1]

U.S. MI – Consolidated RTC[2]


Target RTC Ratio: <18.0:1
15.3
14.4
13.6
1Q16
4Q16
1Q17

	1Q16	4Q16	1Q17
PMIERs Sufficiency[3]	113%	115%	118%

Strong PMIERS Sufficiency Ratio In Excess Of ~$400 Above Requirements

Canada – MCT[4] (%)


234
245
162
Target MCT Ratio: 220%
Target MCT Range: 160 - 165%
1Q16
4Q16
1Q17

New Regulatory Capital Framework Effective January 1, 2017 With Recalibrated Minimum Requirement Of 150% & Targeted Range Of 160 - 165%

Australia – PCA[5] (%)


Target PCA Range: 132 to 144%
168
157
171
1Q16
4Q16
1Q17

PCA Ratio Increasing Sequentially Primarily From Portfolio Seasoning

[1]Company Estimate For 1Q17, Due To Timing Of The Filing Of Statutory Statements; [2]Risk-To-Capital; [3]Calculated As Available Assets Divided By Required Assets As Defined Within PMIERs. As of March 31, 2017, December 31, 2016, & March 31, 2016, The PMIERs Sufficiency Ratios Were In Excess Of ~$400 Million, ~$350 Million & ~$300 Million, Respectively, Of Available Assets Above The PMIERs Requirements. Company Estimate For 1Q17; [4]Minimum Capital Test; [5]Prescribed Capital Amount

Genworth 1Q17 Earnings Presentation - May 2, 2017 7

Genworth

1Q17 Summary – U.S. Life Insurance ($MM) Highlights Adjusted Operating Income (Loss) 91 (154) 53 Life Fixed Annuities LTC LTC Existing Claim Experience Favorable Sequentially & Versus Prior Year Higher Reserve Release Sequentially From Additional Reduced Benefit Elections By In Force Policyholders Unfavorable $14MM After-Tax State Guaranty Fund Assessments Life Insurance Improved Mortality & Variable Investment Income Versus Prior Quarter, But Unfavorable Versus The Prior Year 4Q16 Results Reflect Impact From Universal Life Assumption Update Of $196MM After-Tax Unfavorable 1Q17 Reserve Growth Reflecting Universal Life Assumptions Updates From 4Q16 Fixed Annuities 4Q16 Results Include A Benefit Of $10MM After-Tax From Annual Assumption Updates & A Benefit Of $6MM After-Tax From A State Guaranty Fund Assessment Adjustment Genworth 1Q17 Earnings Presentation - May 2, 2017

Benefits & Other Changes In Policy Reserves & Loss Ratio (%) Long Term Care Insurance Results Reflect Low Interest Rate Environment & Variability In Prepayment Speeds, Limited Partnership Performance & Bond Call Income Favorable Existing Claim Experience $57MM In 1Q17 Estimated Pre-Tax Impact From In Force Premium Rate Actions Implemented In 1Q171 $102MM Estimated Pre-Tax Benefit In 1Q17 From Implemented In Force Premium Rate Actions1 Net Investment Income & Yield Premiums 67.6% 78.6% 72.0% 1$152MM Pre-Tax (Or $99MM After-Tax) Impact From Rate Actions In 1Q17 Includes $(7)MM Pre-Tax Impact From Commissions, Premium Tax & Other Adjustments ($MM) ($MM) ($MM) Genworth 1Q17 Earnings Presentation - May 2, 2017

LTC In Force Premium Rate Increase

Rate Action Progress

Approved Filings	1H16 Actual	2H16 Actual	2016 Actual	1Q17 Actual	Comments
State Filings Approved	52	44	96	11	1Q17 Results In Line With 2016 Margin Testing; Majority Of 2017 Approvals Anticipated In 2H17
Impacted In Force Premium ($MM)	344	375	719	98	
Weighted Average % Rate Increase Approved on Impacted In Force	25%	32%	28%	22%	

Filings Submitted	1H16 Actual	2H16 Actual	2016 Actual	1Q17 Actual	Comments
State Filings Submitted	45	34	79	18	1Q17 Results In Line With 2016 Margin Testing; Filing Activity Expected To Increase 2Q17 Through 4Q17
In Force Premium Submitted ($MM)	554	280	834	24	

Estimated Impact To Adjusted Operating Income (Loss) From Rate Actions & Key Drivers[1]

Estimated Adjusted Operating Income From Rate Actions[2] ($MM)	**186**	**255**	**385**	**99**



Premiums, Net
Reserve Changes, Net
92
102
155
114
236
168[3]
66
37
2014
2015
2016
1Q17

[1]Includes All Implemented Rate Actions Since 2012. Earned Premium & Reserve Change Estimates Reflect Certain Simplifying Assumptions That May Vary Materially From Actual Historical Results, Including But Not Limited To, A Uniform Rate Of Co-Insurance & Premium Taxes In Addition To Consistent Policyholder Behavior Over Time. Actual Behavior May Differ Significantly From These Assumptions; Excludes Reserve Updates Resulting From Profits Followed By Losses; [2]Estimated Adjusted Operating Income From Rate Actions Includes Estimates For Commissions & Premium Taxes, Net Of Tax Of $(8)MM, $(14)MM, $(19)MM, $(4)MM Respectively; [3]2016 Included ($4MM) After-Tax Unfavorable Correction Related To The Calculation For Reduced Benefit Options

Genworth 1Q17 Earnings Presentation - May 2, 2017 10

Genworth

Benefits & Other Changes In Policy Reserves Life Insurance Variability In Prepayment Speed Adjustments Impacting Reported Net Investment Income & Yield 4Q16 Reflects Increase Of $208MM Pre-Tax From Annual Assumption Review 1Q16 Reflects $331MM Decrease To Reserves From Initial Impact Of Life Block Transaction 1Q16 Reflects $326MM Reduction In Premiums From Initial Impact Of Life Block Transaction Net Investment Income & Yield Premiums & Policy Fees & Other Income ($MM) ($MM) ($MM) Genworth 1Q17 Earnings Presentation - May 2, 2017

SPDA2 Spread1.63%1.65%1.55% SPIA3 Spread1.03%1.12%0.88% Fixed Annuities 1Net Investment Income Less Interest Credited; 2Single Premium Deferred Annuities; Excludes Fixed Indexed Annuities; 3Single Premium Immediate Annuities; Includes Both Paid & Unpaid Interest Credited; 4Excludes Incurred But Not Reported; Mortality Gain (Loss) Represents The Pre-Tax Income Impact Of The Product's Actual Mortality Experience Compared To The Mortality Assumptions Embedded In The Reserves Of The Product ($MM) ($MM) Benefits/Changes In Policy Reserves & SPIA Mortality Net Investment Spread1 SPIA Mortality G/(L)4-(2)3 Variability In Prepayment Speeds, Limited Partnership Performance & Bond Call Income Impacting Reported Investment Spreads Favorable Mortality Versus Prior Quarter More Than Offset By Positive Reserve Adjustments In The Fourth Quarter Of 2016 & Negative Reserve Adjustments In The First Quarter Of 2017 Genworth 1Q17 Earnings Presentation - May 2, 2017

Net Investment Income

Net Investment Income

($MM)



789
786
790
1Q16
4Q16
1Q17

	1Q16	4Q16	1Q17
GNW Reported Yield	4.51%	4.50%	4.53%
GNW Core Yield[1]	4.36%	4.47%	4.48%
U.S. Life Ins. Segment Reported Yield	5.10%	4.79%	4.80%
Impairments	(11)	(5)	(1)

Highlights

Continued Variability In Net Investment Income From Prepayment Speeds, Limited Partnership Performance & Bond Call Income

$3.3B Of Purchases In 1Q17

- ~$3.0B Primarily In Investment Grade Public Corporates & Structured Securities With An Average Yield Of 3.74%
- ~$0.3B In Short-Term Holdings & Temporary U.S. Treasuries With An Average Yield Of 1.73%

[1]Non-GAAP Measure, See Appendix

Genworth 1Q17 Earnings Presentation - May 2, 2017 13 Genworth

Variance (99) 1 Holding Company Cash & Liquid Assets Comprise Assets Held In Genworth Holdings, Inc. (The Issuer Of Outstanding Public Debt) Which Is A Wholly-Owned Subsidiary Of Genworth Financial, Inc.; 2 Comprises Cash & Cash Equivalents Of $998MM & U.S. Government Bonds Of $100MM As Of December 31, 2016 & Comprises Cash & Cash Equivalents Of $849MM & U.S Government Bonds Of $150MM As Of March 31, 2017; 3 Excludes $13MM Of Dividends Held At An Intermediate Holding Company At 12/31/16 That Was Received By Genworth Holdings, Inc. As An Ordinary Dividend During 1Q17 $39MM Received From Australia & Canada MI During 1Q17 $(5)MM Additional Pledged Cash Collateral For Cleared Derivative Trades $(71)MM Holding Company Net Other Items Mostly Related To Timing Of Compensation Benefits & Other Miscellaneous Items 1Q17 Balance Includes $175MM Committed To Facilitate The Separation & Isolation Of The LTC Business ~$74MM Restricted Cash/ Liquid Assets ($MM) Cash & Liquid Assets Roll Forward Holding Company Cash & Liquid Assets1 1.5x Debt Int. Exp. ~$85MM Restricted Cash/Liquid Assets Genworth 1Q17 Earnings Presentation - May 2, 2017

Appendix Genworth 1Q17 Earnings Presentation - May 2, 2017

Total Genworth Financial, Inc.’s Stockholders’ Equity (GAAP) ($MM) 1Q17 4Q16 3Q16 2Q16 1Q16 U.S. MI 2,183 2,070 2,089 2,015 1,814 Canada MI 1,617 1,565 1,601 1,592 1,551 Australia MI 701 651 687 706 773 U.S. Life Insurance 10,943 10,980 12,897 11,868 11,280 LTC1 7,420 7,621 8,957 8,155 7,666 Life Insurance1 2,615 2,452 2,892 2,640 2,584 Fixed Annuities1 908 907 1,048 1,073 1,030 Runoff1 582 671 616 557 675 Corporate & Other1,2 (3,214) (3,293) (3,019) (1,605) (2,038) Total 12,812 12,644 14,871 15,133 14,055 1Includes Estimate Of Allocated Deferred Tax Balances By Product Line; 2Includes Value Of Long-Term Borrowings Of Genworth Holdings, Inc. Genworth 1Q17 Earnings Presentation - May 2, 2017

Use Of Non-GAAP Measures This presentation includes the non-GAAP financial measures entitled “adjusted operating income (loss).” The chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions, restructuring costs and infrequent or unusual non-operating items. Gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or resulting gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company's segments and Corporate and Other activities. A component of the company's net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company's discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions and restructuring costs are also excluded from adjusted operating income (loss) because, in the company's opinion, they are not indicative of overall operating trends. Infrequent or unusual non-operating items are also excluded from adjusted operating income (loss) if, in the company's opinion, they are not indicative of overall operating trends.   While some of these items may be significant components of net income (loss) available to Genworth's common stockholders in accordance with GAAP, the company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from adjusted operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Adjusted operating income (loss) are not substitutes for net income (loss) available to Genworth's common stockholders determined in accordance with GAAP. In addition, the company's definition of adjusted operating income (loss) may differ from the definitions used by other companies.   Adjustments to reconcile net income (loss) attributable to Genworth's common stockholders and adjusted operating income (loss) assume a 35 percent tax rate (unless otherwise indicated) and are net of the portion attributable to noncontrolling interests. Net investment gains (losses) are also adjusted for DAC and other intangible amortization and certain benefit reserves.   In the first quarter of 2016, the company recorded an estimated pre-tax loss of $7 million and a tax benefit of $27 million related to the planned sale of the mortgage insurance business in Europe. These transactions were excluded from adjusted operating income (loss) for the periods presented as they related to a gain (loss) on the sale of businesses.   In January 2016, the company paid a pre-tax make-whole expense of $20 million related to the early redemption of Genworth Holdings, Inc.’s (Genworth Holdings) 2016 notes. The company also repurchased $28 million principal amount of Genworth Holdings’ notes with various maturity dates for a pre-tax gain of $4 million in the first quarter of 2016. These transactions were excluded from adjusted operating income (loss) for the periods presented as they related to a gain (loss) on the early extinguishment of debt.   In the first quarter of 2016, the company completed a life block transaction resulting in a pre-tax loss of $9 million in connection with the early extinguishment of non-recourse funding obligations.   In the first quarter of 2017 and 2016, the company recorded a pre-tax expense of $1 million and $15 million, respectively, related to restructuring costs as part of an expense reduction plan as the company evaluates and appropriately sizes its organizational needs and expenses.   There were no infrequent or unusual items excluded from adjusted operating income (loss) during the periods presented other than fees incurred during the first quarter of 2016 related to Genworth Holdings’ bond consent solicitation of $18 million for broker, advisor and investment banking fees.   This presentation includes the non-GAAP financial measure entitled "core yield" as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with GAAP. In addition, the company’s definition of core yield may differ from the definitions used by other companies. A reconciliation of core yield to reported GAAP yield is included in this appendix. Genworth 1Q17 Earnings Presentation - May 2, 2017

Reconciliation Of Net Income (Loss) To Adjusted Operating Income (Loss)

	2017	2016	
	1Q	4Q	1Q
NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS	$ 155	$ (122)	$ 53
Add: net income attributable to noncontrolling interests	61	59	55
NET INCOME (LOSS)	216	(63)	108
Loss from discontinued operations, net of taxes	-	(4)	(19)
INCOME (LOSS) FROM CONTINUING OPERATIONS	216	(59)	127
Less: income from continuing operations attributable to noncontrolling interests	61	59	55
INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS	155	(118)	72
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS:			
Net investment (gains) losses, net (see below for reconciliation)	(20)	(28)	19
Losses on sale of businesses	-	-	7
Losses on early extinguishment of debt, net	-	-	16
Losses from life block transactions	-	-	9
Expenses related to restructuring	1	-	15
Fees associated with bond consent solicitation	-	-	18
Taxes on adjustments	7	9	(53)
ADJUSTED OPERATING INCOME (LOSS)	$ 143	$ (137)	$ 103
ADJUSTED OPERATING INCOME (LOSS):			
U.S. Mortgage Insurance segment	$ 73	$ 61	$ 61
Canada Mortgage Insurance segment	36	39	33
Australia Mortgage Insurance segment	13	14	19
U.S. Life Insurance segment:			
Long-Term Care Insurance	14	(1)	34
Life Insurance	16	(193)	31
Fixed Annuities	23	40	26
Total U.S. Life Insurance segment	53	(154)	91
Runoff segment	14	6	4
Corporate and Other	(46)	(103)	(105)
ADJUSTED OPERATING INCOME (LOSS)	$ 143	$ (137)	$ 103
Reconciliation of net investment gains (losses):			
Net investment gains (losses), gross	$ 34	$ 41	$ (19)
Adjustments for:			
Deferred acquisition costs and other intangible amortization and certain benefit reserves	-	(1)	9
Net investment (gains) losses attributable to noncontrolling interests	(14)	(12)	(9)
Net investment gains (losses), net	$ 20	$ 28	$ (19)

Genworth 1Q17 Earnings Presentation - May 2, 2017 18

Genworth

Reconciliation Of Core Yield To Reported Yield

		2017	2016	
	(Assets - amounts in billions)	1Q	4Q	1Q
	Reported - Total Invested Assets and Cash	$ 74.7	$ 74.4	$ 76.0
	Subtract:			
	Securities lending	0.3	0.5	0.4
	Unrealized gains (losses)	4.6	4.3	6.3
	Adjusted end of period invested assets and cash	$ 69.8	$ 69.6	$ 69.3
(A)	**Average Invested Assets and Cash Used in Reported Yield Calculation**	$ 69.7	$ 69.8	$ 70.0
	Subtract:			
	Restricted commercial mortgage loans and other invested assets related to securitization entities [(1)]	0.1	0.1	0.2
(B)	**Average Invested Assets and Cash Used in Core Yield Calculation**	$ 69.6	$ 69.7	$ 69.8
	(Income - amounts in millions)			
(C)	**Reported - Net Investment Income**	$ 790	$ 786	$ 789
	Subtract:			
	Bond calls and commercial mortgage loan prepayments	6	22	11
	Other non-core items[(2)]	3	(17)	15
	Restricted commercial mortgage loans and other invested assets related to securitization entities [(1)]	1	2	3
(D)	**Core Net Investment Income**	$ 780	$ 779	$ 760
(C) / (A)	**Reported Yield**	4.53%	4.50%	4.51%
(D) / (B)	**Core Yield**	4.48%	4.47%	4.36%

Notes: Columns may not add due to rounding.
Yields have been annualized.

[(1)]Represents the incremental assets and investment income related to restricted commercial mortgage loans and other invested assets.
[(2)]Includes cost basis adjustments on structured securities and various other immaterial items.

Genworth 1Q17 Earnings Presentation - May 2, 2017 19

Genworth

Definition Of Selected Operating Performance Measures Management uses selected operating performance measures including ''sales" and "insurance in force" or "risk in force" which are commonly used in the insurance industry as measures of operating performance. Management regularly monitors and reports sales metrics as a measure of volume of new and renewal business generated in a period. Sales refer to new insurance written for mortgage insurance. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers new insurance written to be a measure of the company's operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company's revenues or profitability during that period. Management regularly monitors and reports insurance in force and risk in force. Insurance in force for the mortgage insurance businesses is a measure of the aggregate original loan balance for outstanding insurance policies as of the respective reporting date. Risk in force for the U.S. mortgage insurance business is based on the coverage percentage applied to the estimated current outstanding loan balance. For risk in force in the mortgage insurance businesses in Canada and Australia, the company has computed an “effective” risk in force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in force has been calculated by applying to insurance in force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company's mortgage insurance businesses in Canada and Australia. In Australia, the company has certain risk share arrangements where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor. The company considers insurance in force and risk in force to be measures of the company's operating performance because they represent measures of the size of the business at a specific date which will generate revenues and profits in a future period, rather than measures of the company's revenues or profitability during that period. Management also regularly monitors and reports a loss ratio for the company’s businesses. For the mortgage insurance businesses, the loss ratio is the ratio of incurred losses and loss adjustment expenses to net earned premiums. For the long term care insurance business, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses. An assumed tax rate of 35% is utilized in certain adjustments to adjusted operating income (loss) and in the explanation of specific variances of operating performance and investment results. These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources. The company allocates the consolidated provision for income taxes to its operating segments. The allocation methodology applies a specific tax rate to the pre-tax income (loss) of each segment, which is then adjusted in each segment to reflect the tax attributes of items unique to that segment such as foreign income. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other activities. The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year. Results Of Operations By Segment Genworth 1Q17 Earnings Presentation - May 2, 2017

Cautionary Note Regarding Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements regarding the outlook for our future business and financial performance. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially due to global political, economic, business, competitive, market, regulatory and other factors and risks, including, but not limited to, the following: risks related to the proposed transaction with China Oceanwide Holdings Group Co., Ltd. (Oceanwide) including: our inability to complete the transaction in a timely manner or at all; the parties will not be able to obtain regulatory approvals, or the possibility that they may delay the transaction or that materially burdensome or adverse regulatory conditions may be imposed in connection with any such regulatory approvals; existing and potential legal proceedings may be instituted against us in connection with the announcement of the transaction that may delay the transaction, make it more costly or ultimately preclude it; the risk that the proposed transaction disrupts Genworth’s current plans and operations as a result of the announcement and consummation of the transaction; certain restrictions during the pendency of the transaction that may impact Genworth’s ability to pursue certain business opportunities or strategic transactions; continued availability of capital and financing to Genworth before, or in the absence of, the consummation of the transaction; further rating agency actions and downgrades in Genworth’s debt or financial strength ratings; changes in applicable laws or regulations; our ability to recognize the anticipated benefits of the transaction; the amount of the costs, fees, expenses and other charges related to the transaction; the risks related to diverting management’s attention from our ongoing business operations; the merger agreement may be terminated in circumstances that would require us to pay Oceanwide a fee; our ability to attract, recruit, retain and motivate current and prospective employees may be adversely affected; and disruptions and uncertainty relating to the transaction, whether or not it is completed, may harm our relationships with our employees, customers, distributors, vendors or other business partners, and may result in a negative impact on our business; strategic risks in the event the proposed transaction with Oceanwide is not consummated including: our inability to successfully execute alternative strategic plans to effectively address our current business challenges (including with respect to the restructuring of our U.S. life insurance businesses, debt obligations, cost savings, ratings and capital); our inability to attract buyers for any businesses or other assets we may seek to sell, or securities we may seek to issue, in each case, in a timely manner and on anticipated terms; failure to obtain any required regulatory, stockholder and/or noteholder approvals or consents for such alternative strategic plans, or our challenges changing or being more costly or difficult to successfully address than currently anticipated or the benefits achieved being less than anticipated; inability to achieve anticipated cost-savings in a timely manner; or adverse tax or accounting charges; and inability to increase the capital needed in our businesses in a timely manner and on anticipated terms, including through improved business performance, reinsurance or similar transactions, asset sales, securities offerings or otherwise, in each case as and when required; risks relating to estimates, assumptions and valuations including: inadequate reserves and the need to increase reserves (including as a result of any changes we may make to our assumptions, methodologies or otherwise in connection with periodic or other reviews); inaccurate models; deviations from our estimates and actuarial assumptions or other reasons in our long-term care insurance, life insurance and/or annuity businesses; accelerated amortization of deferred acquisition costs (“DAC”) and present value of future profits (“PVFP”) (including as a result of any changes we may make to our assumptions, methodologies or otherwise in connection with periodic or other reviews); adverse impact on our financial results as a result of projected profits followed by projected losses (as is currently the case with our long-term care insurance business); and changes in valuation of fixed maturity, equity and trading securities; risks relating to economic, market and political conditions including: downturns and volatility in global economies and equity and credit markets; interest rates and changes in rates (particularly given the historically low interest rate environment) have adversely impacted, and may continue to materially adversely impact, our business and profitability; deterioration in economic conditions or a decline in home prices that adversely affect our loss experience in mortgage insurance; political and economic instability or changes in government policies; and fluctuations in foreign currency exchange rates and international securities markets; Genworth 1Q17 Earnings Presentation - May 2, 2017

Cautionary Note Regarding Forward-Looking Statements Genworth 1Q17 Earnings Presentation - May 2, 2017 regulatory and legal risks including: extensive regulation of our businesses and changes in applicable laws and regulations; litigation and regulatory investigations or other actions; dependence on dividends and other distributions from our subsidiaries (particularly our international subsidiaries) and the inability of any subsidiaries to pay dividends or make other distributions to us, including as a result of the performance of our subsidiaries and insurance, regulatory or corporate law restrictions; adverse change in regulatory requirements, including risk-based capital; changes in regulations adversely affecting our international operations; inability to maintain the private mortgage insurer eligibility requirements (“PMIERs”); inability of our U.S. mortgage insurance subsidiaries to meet minimum statutory capital requirements and hazardous financial condition standards; the influence of Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and a small number of large mortgage lenders on the U.S. mortgage insurance market and adverse changes to the role or structure of Fannie Mae and Freddie Mac; adverse changes in regulations affecting our mortgage insurance businesses; inability to continue to implement actions to mitigate the impact of statutory reserve requirements; impact of additional regulations pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act; and changes in accounting and reporting standards; liquidity, financial strength ratings, credit and counterparty risks including: insufficient internal sources to meet liquidity needs and limited or no access to capital (including our inability to replace our credit facility); future adverse rating agency actions, including with respect to rating downgrades or potential downgrades or being put on review for potential downgrade, all of which could have adverse implications for us, including with respect to key business relationships, product offerings, business results of operations, financial condition and capital needs, strategic plans, collateral obligations and availability and terms of hedging, reinsurance and borrowings; defaults by counterparties to reinsurance arrangements or derivative instruments; defaults or other events impacting the value of our fixed maturity securities portfolio; and defaults on our commercial mortgage loans or the mortgage loans underlying our investments in commercial mortgage-backed securities and volatility in performance; operational risks including: inability to retain, attract and motivate qualified employees or senior management; ineffective or inadequate risk management in identifying, controlling or mitigating risks; reliance on, and loss of, key customer or distribution relationships; availability, affordability and adequacy of reinsurance to protect us against losses; competition; competition in our mortgage insurance businesses from government and government-owned and government-sponsored enterprises (“GSEs”) offering mortgage insurance; the design and effectiveness of our disclosure controls and procedures and internal control over financial reporting may not prevent all errors, misstatements or misrepresentations; and failure or any compromise of the security of our computer systems, disaster recovery systems and business continuity plans and failures to safeguard, or breaches of, our confidential information; insurance and product-related risks including: our inability to increase sufficiently, and in a timely manner, premiums on in-force long-term care insurance policies and/or reduce in-force benefits, and charge higher premiums on new policies, in each case, as currently anticipated and as may be required from time to time in the future (including as a result of our failure to obtain any necessary regulatory approvals or unwillingness or inability of policyholders to pay increased premiums), our inability to reflect future premium increases and other management actions in our margin calculation as anticipated, failure to sufficiently increase new sales for our long-term care insurance products; inability to realize anticipated benefits of our rescissions, curtailments, loan modifications or other similar programs in our mortgage insurance businesses; premiums for the significant portion of our mortgage insurance risk in-force with high loan-to-value ratios may not be sufficient to compensate us for the greater risks associated with those policies; decreases in the volume of high loan-to-value mortgage originations or increases in mortgage insurance cancellations; increases in the use of alternatives to private mortgage insurance and reductions in the level of coverage selected; potential liabilities in connection with our U.S. contract underwriting services; and medical advances, such as genetic research and diagnostic imaging, and related legislation that impact policyholder behavior in ways adverse to us; other risks including: occurrence of natural or man-made disasters or a pandemic; impairments of or valuation allowances against our deferred tax assets; the possibility that in certain circumstances we will be obligated to make payments to General Electric Company (“GE”) under the tax matters agreement with GE even if our corresponding tax savings are never realized and payments could be accelerated in the event of certain changes in control; and provisions of our certificate of incorporation and bylaws and the tax matters agreement with GE may discourage takeover attempts and business combinations that stockholders might consider in their best interests; and risks relating to our common stock including: the continued suspension of payment of dividends; and stock price fluctuations. The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.